EXHIBIT 99.1

CASE NAME: REMOTE DYNAMICS, INC.

CASE NUMBER: 04-31200 HDH-11

UNITED STATES BANKRUPTCY COURT
NORTHERN AND EASTERN DISTRICTS OF TEXAS
DALLAS DIVISION

QUARTER ENDING: MARCH 31, 2005

FOR POST CONFIRMATION REPORTING

QUARTERLY OPERATING REPORT AND QUARTERLY BANK RECONCILEMENT

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Original Signature of Responsible Party:	/s/ Neil Read

Printed Name of Responsible Party:	Neil Read

Title	CHIEF ACCOUNTING OFFICER

PREPARER:

Original Signature of Preparer:	/s/ Neil Read

Printed Name of Preparer:	NEIL READ

Title	CHIEF ACCOUNTING OFFICER

POST CONFIRMATION
QUARTERLY OPERATING REPORT

CASE NAME: REMOTE DYNAMICS, INC.

CASE NUMBER: 04-31200 HDH-11

QUARTER ENDING: MARCH 31, 2005

1. BEGINNING OF QUARTER CASH BALANCE:		$3,186,066

CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	$4,593,591
(b). Cash receipts from loan proceeds	+	$0
(c). Cash receipts from contributed capital	+	$0
(d). Cash receipts from tax refunds	+	$0
(e). Cash receipts from other sources	+	$0
2. TOTAL CASH RECEIPTS	=	$4,593,591

CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	$10,000
(2). Secured Creditors	+	$0
(3). Priority Creditors	+	$11,431
(4). Unsecured Creditors	+	$23,030
(5). Additional Plan Payments	+	$0
(B). OTHER PAYMENTS MADE THIS QUARTER
(1). General Business	+	$6,714,072
(2). Other Disbursements	+	$0

3. TOTAL DISBURSEMENTS THIS QUARTER	=	$6,758,533

4. CASH BALANCE END OF QUARTER
Line 1 - Plus Line 2 - Minus Line 3 = Line 4	=	$1,021,124

POST CONFIRMATION

QUARTERLY BANK RECONCILEMENT

CASE NAME: REMOTE DYNAMICS, INC.

CASE NUMBER: 04-31200 HDH-11

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposits, governmental Obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
Attach additional sheets for each bank reconcilement if necessary.

QUARTER ENDING: MARCH 31, 2005

BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	Account #4	Account #5

A.	BANK:	PNC Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank

B.	ACCOUNT NUMBER:	57-9009-3434	088-06397723	360-06310445	063-00066845	063-00066852

					REDI Controlled	Ltd Controlled
				Ltd Operating account	Disbursement account	Disbursement account
C.	PURPOSE (TYPE):	Money Market	REDI Operating account	(Note 4)	(Note 1)	(Note 1)

1.	BALANCE PER BANK STATEMENT	$37,814	$1,081,728	$0	$0	$0

2.	ADD: TOTAL DEPOSITS NOT CREDITED

3.	SUBTRACT: OUTSTANDING CHECKS		$(19,167)		$(265,017)

4.	OTHER RECONCILING ITEMS		$519		$(3,869)

5.	MONTH END BALANCE PER BOOKS	$37,814	$1,063,081	$0	$(261,148)	$0

6.	NUMBER OF LAST CHECK WRITTEN				149951

BANK RECONCILIATIONS
		Account #6	Account #7	Account #8	Account #9	Account #10

A.	BANK:	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	Bank of Scotland

B.	ACCOUNT NUMBER:	360-06291496	360-06304976	360-06310452	360-06310924	0883-0558202

			REDI Payroll Account --		Ltd Payroll Account --
			Certificate of Deposit	Ltd Payroll checking	Certificate of Deposit	Corporate bank account
C.	PURPOSE (TYPE):	REDI Payroll checking	(Note 5)	(Note 5)	(Note 6)	(Note 5)

1.	BALANCE PER BANK STATEMENT	$13,298	$0	$0	$0	$0

2.	ADD: TOTAL DEPOSITS NOT CREDITED

3.	SUBTRACT: OUTSTANDING CHECKS	$(8,008)

4.	OTHER RECONCILING ITEMS	$0

5.	MONTH END BALANCE PER BOOKS	$5,290	$0	$0	$0	$0

6.	NUMBER OF LAST CHECK WRITTEN	20039

BANK RECONCILIATIONS
		Account #11	Account #12	Account #13 *	Account #14	Account #15

A.	BANK:	Bank of Scotland	Merrill Lynch	Neligan, Tarpley,		JPMorgan Chase Bank

B.	ACCOUNT NUMBER:	0883-0168868	20S 07208	Andres & Foley LLP	FTI Consulting Inc.	088-06399539

		Corporate bank account
C.	PURPOSE (TYPE):	(Note 5)	Money market account	Escrow Account (Note 2)	Escrow Account (Note 3)	RDT Operating account

1.	BALANCE PER BANK STATEMENT	$0	$4,851	$0	$0	$161,043

2.	ADD: TOTAL DEPOSITS NOT CREDITED					$1,916

3.	SUBTRACT: OUTSTANDING CHECKS

4.	OTHER RECONCILING ITEMS					$869

5.	MONTH END BALANCE PER BOOKS	$0	$4,851	$0	$0	$163,828

6.	NUMBER OF LAST CHECK WRITTEN

BANK RECONCILIATIONS
		Account #16	Account #17	Account #18	Account #19

A.	BANK:	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank

B.	ACCOUNT NUMBER:	063-00066852	088-06399521	360-06291504	088-06411573

		RDT Controlled
		Disbursement account			Money Market Account
C.	PURPOSE (TYPE):	(Note 1)	RDT Payroll Account	Flex Plan Account	(Note 7)

1.	BALANCE PER BANK STATEMENT	$0	$32,026	$1,177	$0

2.	ADD: TOTAL DEPOSITS NOT CREDITED

3.	SUBTRACT: OUTSTANDING CHECKS	$(24,629)	$(5,291)

4.	OTHER RECONCILING ITEMS		$422	$2,973

5.	MONTH END BALANCE PER BOOKS	$(24,629)	$27,156	$4,150	$0

6.	NUMBER OF LAST CHECK WRITTEN	16562	13089	10542

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE			CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE			VALUE

7.	NONE

8.

9.

10.

11.	TOTAL INVESTMENTS

CASH

12.	CURRENCY ON HAND						$730

13.	TOTAL CASH - END OF MONTH						$1,021,124

NOTE 1: THIS IS A CONTROLLED DISBURSEMENT ACCOUNT; THUS, THE NEGATIVE BALANCE REPRESENTS OUTSTANDING CHECKS WRITTEN WHICH HAVE NOT YET CLEARED THE BANK. ITEMS CLEARED THROUGH THE BANK ARE FUNDED BY THE OPERATING ACCOUNT ON A DAILY BASIS.

NOTE 2: ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF REMOTE DYNAMICS, INC. BY NELIGAN, TARPLEY, ANDRES, & FOLEY LLP. ACCOUNT CLOSED FEBRUARY 2005.

NOTE 3: ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF REMOTE DYNAMICS, INC. BY FTI CONSULTING INC. ACCOUNT CLOSED DECEMBER 2004.

NOTE 4: ACCOUNT CLOSED AUGUST 2004

NOTE 5: ACCOUNT CLOSED SEPTEMBER 2004

NOTE 6: ACCOUNT CLOSED JULY 2004

NOTE 7: ACCOUNT CLOSED JANUARY 2005